Exhibit 99.2

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “will,” “estimate,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

The risks, uncertainties and assumptions involved in our forward-looking statements include, but are not limited to, the following, many of which are discussed in more detail in our filings with the SEC, including our Annual Report on Form 10-K/A for the year ended December 31, 2001:
•
sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us, such as automotive, electronics, coinage, telecommunications, ammunition, housing, vinyls and pulp and paper;

•
extraordinary events, such as the attacks on the World Trade Center and the Pentagon that occurred on September 11, 2001 or war with one or more countries, including a possible conflict with Iraq which was the subject of a Congressional Resolution in the fall of 2002;

•	economic and industry downturns that result in diminished product demand and excess manufacturing capacity in any of our segments and that, in many cases, result in lower selling prices and profits;
•
the cyclical nature of our operating results, particularly declines in average selling prices in the chlor alkali industry and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;

•	an increase in our indebtedness or higher-than-expected interest rates, affecting our ability to generate sufficient cash flow for debt service;
•	unforeseen effects of competition;
•	environmental costs and other expenditures in excess of those projected;

•	higher-than-expected raw material and utility or transportation and/or logistics costs;
•	the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of production hazards;
•	unexpected additional taxes and related interest as the result of pending income tax audits; and
•	the effects of a continued depressed stock market on the asset values and declining long-term interest rates on the liabilities in our pension plan.

All of our forward-looking statements should be considered in light of these factors.

Olin Corporation

January 8, 2003

Attending Today

- Joseph D. Rupp – President and Chief Executive Officer
- Anthony W. Ruggiero – Executive Vice President and Chief Financial Officer
- John L. McIntosh – President, Chlor Alkali Products
- Richard E. Koch – Vice President, Investor Relations and Public Affairs

Joseph D. Rupp

President & Chief Executive Officer

Company Overview

Olin

9 Months Ending Sept. 2002

Revenue:	*$950*
EBITDA:	*58*
Op. Inc.(Loss):	*(8)*
Total Debt:	*330*

Metals

Specialty Copper-Based Products and Related Engineered Materials

Revenue:	$499
Op. Inc.:	16

Chlor Alkali

North American Producer of Chlorine and Caustic Soda

Revenue:	$231
Op. Inc.:	(38)

Winchester

North American Producer of Ammunition

Revenue:	$220
Op. Inc.:	14

All financials are 9 months ending September 2002 and in millions of U.S. dollars.

EBITDA is income from continuing operations before taxes, interest expense (less interest income), depreciation and amortization expense, gain (loss) on sales and restructurings of businesses and spin-off costs and unusual items.

Olin Corporate Strategy

Olin Corporation Goal: Superior Shareholder Returns
TRS in Top Third S&P Mid Cap 400 ROCE Over Cost of Capital Over the Cycle

Focused Portfolio of Businesses

- Improve Profitability of the Metals Business
- Increase the Value of and Generate Cash From Chlor Alkali
- Leverage Winchester's Strengths

Global Market Leadership

- #1 or #2 in the Markets We Choose to Serve
- Strong Technical Innovation in Metals and Winchester
- Increase Metal's Worldwide Presence

Operational Excellence

- A Low Cost Producer in Our Strategic Businesses
- Continuous Improvement in Operating Margins

Investment Highlights

- Leading North American Positions in All Divisions
- Significant Operating Leverage Potential
- Significant Cash Flow Potential
- Attractive Yield
- Commitment to Investment Grade Rating
- Projecting Debt Covenant Compliance under Existing Revolver

Leading Market Positions in Each Business

- Olin Metals Segment Leads in U.S. Market Share in Both Strip and Rod Products With Their Low Cost Position, Technical Innovation and Nationwide Distribution Capabilities.
- Olin Chlor Alkali Products Has a Strong Market Position in Eastern U.S.
- Winchester Is a U.S. Market Share Leader, With Favorable Brand Recognition and a Well-earned Reputation for New Product Development

Metals Products

Strip and Sheet

Products	End Uses
Copper and Copper Alloy Sheet & Strip (standard & high performance)	Electronic connectors, lead frames, electrical components, communications, automotive, builders' hardware, coinage, ammunition
Network of Metals Service Centers	Electronic connectors, electrical components, communications, automotive, builders' hardware, household products
Posit-bond ® clad metal	Coinage strip & blanks
Rolled copper foil, Copperbond ® foil, stainless steel strip	Printed circuit boards, electrical & electronic, automotive
Copper alloy welded tube	Utility condensers, industrial heat exchangers, refrigeration & air conditioning, builders' hardware, automotive
Fabricated products	Builders' hardware, cartridge cases, transportation, household & recreational products
Hermetic metal packages for microelectronics industry	All industry market segments; computer, communications, medical, industrial, instrumentation, automotive, consumer, aerospace and military

Overview of Brass Strip Processing

Olin is the leader in each of these categories.


Scrap Metal
Virgin Material
Casting
Hot Mill
Coil Miller
Cold Rolling
Annealing/ Cleaning
Slitting

Integrated Mills (60%)

- **Olin**
- OAB
- PMX
- Revere
- Hussey
- Miller
- Scott
- Brush Wellman
- NGK
- Imports

Reroll Mills (11%)

- **Olin**
- Heyco
- Wieland
- Scott
- Others

Distribution (29%)

- **Olin (A.J. Oster)**
- Copper and Brass
- TW Metals
- Others

Key Drivers – Brass Strip

- Sensitive to Changes in the Economy
- Changes in Demand for Specific Sectors Affect Olin Performance:
  - Automotive
  - Computers
  - Telecommunications
  - Housing
- Coinage Market Is Sensitive to Swings in the Economy

U.S. Strip Consumption

In MM Pounds


1800
1600
1400
1200
1000
800
600
400
200
0
1998
1999
2000
2001
2002E

We believe the normalized market is 1.3 – 1.4 billion pounds per year.

Brass Strip … Mill Shipment Profile

Market Segment	Base 2000	Index 2002E
Auto Electrical	100	93
Computer/Telecom	100	66
Electrical	100	77
Bldg/Household	100	134
Other Transportation	100	36
Other Commercial	100	79
Coinage	100	43
Ammunition	100	102
Exports	100	72
Distribution	100	77
Reroll	100	64
Imports - Adjusted	100	64
Total	100	71

*** Based on CDA and U.S. Gov't Statistics**

Brass Strip: 2002 vs. 2000

- End Users Consumed 1.6 Billion Pounds in 2000, 1.1 Billion Pounds in 2001, and an Estimated 1.1 Billion Pounds in 2002. We Are Assuming 2003 Marginally Better.
- A 29% Decline in U.S. Consumption
- Significant Reduction in Electronics and Telecom Segments Affected High Performance Alloy (HPA) and Aegis Business. HPA Demand Much Lower Than Historical Norms.
- Reduced Coinage Demand
- Product Mix Shift to Lower Margin Alloys Because High-end Demand Is Temporarily Reduced Due to the Economy. Future Recovery Expected.

Olin Brass ... Strategic Plan


Specialty Products
Growth
International
Expansion
Operational Excellence

Olin Brass … International Initiatives


EIP Alliance
Olin Gmbh
Olin-Wieland Technology Alliance
Yamaha-Olin Metals
Olin Brass-Japan
Shanghai Rep Office
AJ Oster, Puerto Rico
Olin Mexico
Olin Luotong Metals (GZ)
Olin Asia Pacific

China Joint Venture

- Agreement With Luoyang Copper to Jointly Construct and Operate Metals Distribution Center in Guangzhou, Guangdong Province
- Olin Luotong Metals (GZ) Will Process and Distribute Copper Alloy Products to Growing Chinese Marketplace
- Subject to Expected Chinese Government Approval
- Chinese Market About Same Size as U.S. Market in Brass Consumption – Estimating Growth at 5-6% Per Year From 2002-2005
- Expect to be Operational in Summer of 2003

Brass Summary

- Brass is Properly Positioned to Leverage Its Profit Growth as the Economy and Brass Market Return to More Normal Levels, Which We Believe Will Happen
- We Will Participate in This Growth As We Have in the Past

Chase Industries

Chase Transaction

- Completed September 27
- Combines Leader in Brass Rod With Leader in Sheet and Strip
- Similar Strengths
  - ✓ Manufacturing Excellence, Low Cost, High Quality
  - ✓ Customer Service Focus
  - ✓ Solid Financial Performance
- Leverage Strengths to Enhance Long-term Profitability and Return on Investment
- Chase has New Efficient Facilities, No Debt, Future Cash Flow Potential Since Capital Already Spent

Chase Industries Background

- Founded 1837 in Waterbury, CT
- Single 260,000 Sq. Ft. Facility in Montpelier, OH
- High Volume Brass Rod Production Capability Similar to Olin Production Processes
- U.S. Brass Rod Consumption –
  - ✓ 1.1B Pounds in 2000, 0.9B in 2001, 0.95B in 2002
  - ✓ 3% Annual Growth Over Last 10 Years
- Chase Has a Leading Market Share

U.S. Brass Rod End Uses


Exports
Consumer & General
Building Products
Electrical & Electronic
Transportation
Industrial Machinery & Equip.

Chase Financial Performance

2002 Represents 9 Months Ending September 30, 2002

In Millions of Dollars



45
40
35
30
25
20
15
10
5
0
1997
1998
1999
2000
2001
2002
Pretax Income
EBITDA

Chase Brass Summary

- Project 400 -- $92M Expansion Increases Annual Production Capability 33% to Over 400M Pounds Long Term Fundamentals Look Promising
- Future Improvements From Full Implementation of Project 400 and Synergy Opportunities
- Chase's Excellent Position in Brass Rod Will Complement Olin's Leadership in Sheet and Strip Products

John L. McIntosh

President

Chlor Alkali Products

Chlor Alkali Products

Products	End Uses
Chlorine / caustic soda	Pulp & paper processing, chemical manufacturing, water purification, manufacture of vinyl chloride, bleach, swimming pool chemicals & urethane chemicals
Sodium Hydrosulfite	Paper, & clay bleaching Textile dye reducing agent
Hydrochloric Acid and Sodium Hypochlorite	Industrial & institutional cleaners, textile bleaching Food Products

Chlor Alkali Products

- Chlorine and Caustic Soda Are Co-products of Salt Electrolysis
- The Production of 1 Ton of Chlorine Results in 1.1 Tons of Caustic Soda
- Together the Two Chemicals Are Called an Electrochemical Unit "ECU"
- Supply / Demand Determine Pricing in This Commodity Business
- CMAI Forecasts Peak Prices in Late 2003 Into 2004 and Remaining High Through 2005

Olin Has Leading Capacity Share in Eastern U.S.


Total Industry Capacity
Bayer
2%
Mexichem
2%
Other
7%
Georgia Gulf
3%
Vulcan
4%
Pioneer
6%
Formosa
7%
Olin
8%
PPG
11%
Occidental
19%
Dow
31%

Source: CMAI Chlor Alkali Report

- **4th Overall in U.S. Capacity**
- **#1 Capacity Share East of the Mississippi River**
- **Strong Regional Supplier of Caustic and Chlorine**
- **Olin Has 1.15 Million ECU Capacity Per Year (1)**
- **A $10 / ECU Change Equates to an $11 Million Change in Pretax Income at Full Capacity, or $.12 per share @ 40% tax rate**

(1) Includes Olin's share of Sunbelt joint venture

Key Drivers – Chlor Alkali

- Chlorine/caustic Demand Driven by General Economic Conditions
- PVC Is the Largest End-use Market for Chlorine, and Pulp and Paper Is Largest Caustic Market
- Manufacturing Cost Heavily Dependent on Energy (Natural Gas, Oil)
- No North American Chlor Alkali Producers Have Announced Significant Net Capacity Additions, It Requires 24-36 Months to Build New Capacity
- Reduction of Capacity (~10%) since 2000 Due to Temporary and Permanent Plant Closures

Capacity Deletions and Additions

North American Chlor Alkali Capacity Reductions Since 2000

Company	Location	Short Tons as Chlorine
Dow	Plaquemine, LA	385,000
Oxy Vinyls LP	Deer Park, TX	382,800
Pioneer	Tacoma, WA	226,600
Atofina	Portland, OR	224,400
La Roche	Gramercy, LA	198,000
Dow	Ft. Saskatchewan	159,500
Holtra Chem	Orington, ME	80,300
Cedar Chem	Vicksburg, MS	49,500
Oregon Metallurgial (Oremet)	Albany, OR	5,500
Total Reductions		1,711,600

North American Chlor Alkali Capacity Expansions Since 2000

Company	Location	Short Tons as Chlorine
Vulcan C-A	Geismer, LA	214,500
Westlake	Calvert City, KY	48,400
Oxy	Muscle Shoals, AL	13,200
Oxy	Delaware City, DE	4,400
Oxy	Mobile, AL	4,400
Total Additions		284,900

Reductions	***1,711,600***
Additions	***284,900***
Total Reductions	***1,426,700***

Source: CMAI

Chlor Alkali Products Strategy

- Be the Preferred Supplier to the Merchant Chlor Alkali Market
- Continue to Drive Cost Improvements Through Manufacturing and Logistic Optimization
- Continue Our Partnership Philosophy With Our Customers
- Significant Opportunities to Increase the Value of the Business at Modest Capital Cost
- Be a Strong Cash Generator and Value Enhancer to Olin Corporation

Olin ECU Vs. CMAI Avg. Chlorine & DP Avg. Caustic


$500
$450
$400
$350
$300
$250
$200
$150
OlinECU
CMAIECU

Why Olin's ECU Netbacks Differ from Other Chlor Alkali Producers

- Methodologies and Definitions May Differ Among Producers
- Pricing to Customers Can Vary Depending on Customer End Use and Location and Method of Shipment (Pipeline, Railcar, Truck, Barge, Terminal)
- Contractual Terms –Escalation Provisions, and Duration of Contracts. These Will Change Over Time Due to Market Conditions

Olin's Chlor Alkali System

- Olin Contracts Nearly 100% of Its Chlorine and Caustic Sales
- On About Two-thirds of the Volume, Prices Change Quarterly, with a Combination of Formula-based and Negotiated Pricing
- Many Contracts Have a One Quarter Lag in Them, Which Delays Price Increases in a Tightening Market, But Helps in a Softening Market

Olin's Projected ECU Values

- We Expect Our ECU Value Will Increase by Approx. $40 from 3Q2002 to 4Q2002.
- Most Recent Price Increase Announced Was For $70 per ton on Caustic – Expect $40 to be Implemented.
- Higher Natural Gas Prices Have Increased Manufacturing Costs of *Other Producers*: $1/MMBTU = $25/ECU.
- We See Continuing Improvement in ECU Values Consistent With the CMAI Forecast

Winchester Products

Products	End Uses
Winchester ® sporting ammunition -- shot-shells, small caliber centerfire & rimfire ammunition	Hunters & recreational shooters, law enforcement agencies
Small caliber military ammunition	Infantry and mounted weapons
Industrial products -- 8 gauge loads & powder-actuated tool loads	Maintenance applications in power & concrete industries, powder-actuated tools in construction industry

WINCHESTER®
AMMUNITION

Key Drivers - Winchester

- **Supply / Demand Balance**
  - Total U.S. Demand: 4.5 Billion Rounds With Excess U.S. Production Capacity
  - Non-Economic Factors Primarily Drive Demand Cycle
- **Political / Regulatory**
  - Political Pressure Shifting From Federal to State/local Level
- **Competition**
  - Alliant TechSystems (Federal Cartridge Company/CCI) and Remington Arms Company
  - Capacity Overhang and Imports Cause Intense Competition

Winchester Strategy

- **Leverage Existing Strengths to Grow Sales**
  - Legendary *Winchester*® Brand Name
  - Received "Ammunition of the Year" Award Last Five Years From Shooting Industry Academy of Excellence
  - Manufacturer of the Year Award from National Association of Sporting Goods Wholesalers 2002
- **Continue to Offer a Full Line of Ammunition Products to Selected Markets**
  - Non-toxic and Special Purpose Ammunition Are Opportunities
- **Aggressively Pursue a Low-cost Producer Status**
  - Optimize Supply Chain
  - Reduce Total Product Cost Through the Use of Technology and Process Improvement Initiatives

Anthony W. Ruggiero

Executive Vice President &
Chief Financial Officer

Financial Performance

SALES



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,572
$1,504
$1,395
$1,549
$1,271
$1,300
1997
1998
1999
2000
2001
2002E
Metals
Chlor Alkali
Winchester

EBITDA (1)



$300
$250
$200
$150
$100
$50
$0
$239
$214
$121
$226
$132
$82
1997
1998
1999
2000
2001
2002E

(1) EBITDA is income from continuing operations before taxes, interest expense (less interest income), depreciation and amortization expense, gain (loss) on sales and restructurings of businesses and spin-off costs and unusual items.

Financial Performance


EPS (1)
$2
$1
$0
($1)
1.90
1.66
.36
1.80
.45
(.46)
1997
1998
1999
2000
2001
2002E


Cash Flow Per Share (2)
$4
$3
$2
$1
$0
3.43
3.29
2.12
3.61
2.44
1.35
Dividend
$.80
1997
1998
1999
2000
2001
2002E

(1) Excludes gain (loss) on sales and restructurings of business and spin off costs and unusual items.

(2) Cash Flow Per Share is net income plus depreciation and amortization expense, excluding gain (loss) on sales and restructurings of businesses and spin-off costs and unusual items divided by number of shares outstanding.

Cap. Ex. and D&A



($ MM)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
76
78
78
78
73
80
95
81
65
87
40
87
1997
1998
1999
2000
2001
2002E
Capital Expenditures
D&A

Key Initiatives Have Increased Olin's Financial Flexibility

- Completed $200 Million Public Senior Note Offering on December 11, 2001
- Closed on New $140 Million Three-Year Revolving Credit Facility on January 3, 2002
- Completed Common Stock Offering on March 11, 2002 Which Raised $56 Million and Lowered Olin's Debt to Total Capital Ratio
- IRB Refinancing in March Provided Additional Borrowing Capability Under the Revolving Credit Agreement
- Issued 9.8 Million Shares of Common Stock to Acquire Chase
- Ratings of Baa3/BBB from Moody's/S&P

Financial Flexibility is Critical for a Cyclical Company

- Particularly in Economic Downturns
- Provides Credit Availability When Operating Cash Flows Are Low
- Allows the Company to Continue to Seek Attractive Business Opportunities
- Olin Projected to Comply With Revolver Covenants
- Projected Pension Contributions Are Several Years Down the Road

Financial Policies and Objectives

- Commitment to Maximizing Total Return to Shareholders (TRS) Over the Long Run
- Commitment to Lower Cost Structure
  - 2002 Cost Savings Estimated at $60MM ($20MM for Both Brass and Chlor Alkali, $10MM for Winchester and $10MM Other)
  - Targeted Headcount Reductions
  - Optimized Manufacturing
  - Reduced Capital Spending
- Commitment to Investment Grade Rating
- Commitment to Maximizing Return on Capital
- Continually Evaluate the Sale of Non-core Assets

Olin's Demonstrated Shareholder Orientation

- Compensation System Assures Alignment With Shareholder Interests
  - Long Term Incentive Plan Changed to 100% Stock Options and Performance Shares
  - Senior Management Compensation Highly Oriented to Stock Performance
  - Stock Ownership Guidelines for Senior Management
  - Board of Directors Substantially Paid in Stock

4Q 2002 Guidance

- On December 17, Olin Announced It Expected 4Q Performance to be a Loss in $.05 Per Share Range, Excluding Potential Charges. The Estimate is Unchanged.
- Olin Plans to Record a $10 MM Tax Charge For the Surrender of Its COLI Policies. Including This Tax Charge, Reported Net Loss for 4Q 2002 Could Be in the $.25 Per Share Range
- Olin Will Not Record a Restructuring Charge in the 4th Quarter of 2002 for the Potential Shutdown of Indianapolis Because No Decision Has Been Reached

Forward-Looking Statements

This presentation contains estimates of future performance, which are forward-looking statements and results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin's Form 10-K/A for the year ended December 31, 2001 and in Olin's Third Quarter 2002 Earnings Release and 10-Q. These reports are filed with the U.S. Securities and Exchange Commission.

Proud Heritage …
Promising Future

Olin